EXHIBIT 9.

                        ILLUSTRATIONS OF ACCOUNT VALUES,
                              SURRENDER VALUES AND
                                 DEATH BENEFITS

The following tables have been prepared to help show how values under Contracts change with investment experience. The tables illustrate how Account Values, Surrender Values, and Death Benefits under a Contract issued on an Insured of a given age, sex and underwriting classification would vary over time if the hypothetical gross investment rates of return on the Portfolios' assets were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Account Values, Surrender Values and Death Benefits may be different.

     The illustrations assume the annual payment of a Planned Premium of [$xxxx], which equals twelve times the Lifetime Guaranteed Coverage Monthly Premium. Payment of this level of Premium each year would guarantee Death Benefit coverage for the Insured's lifetime, regardless of investment performance, assuming no loans or withdrawals are taken.

     The amounts shown for the Account Value, Surrender Value and Death Benefit as of each Contract Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after-tax return on the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Sub-Accounts. The values shown reflect a daily charge to the Sub-Accounts of 0.60% of average daily net assets to compensate Liberty Life for its expenses incurred and for assuming mortality and expense risks under the Contracts. The illustrations also reflect the deduction of 5.5% from each Premium for the premium expense charge. In addition, the net investment returns also reflect the deduction of the Portfolios' investment advisory fees and other Portfolio expenses (x.xx%, the arithmetic average of the actual and estimated fees and expenses, including any caps or reimbursements). The tables also reflect applicable charges including monthly cost of insurance charges and a Contract Fee of $9.00 per month for Contracts with Face Amounts below $100,000 and $6.00 per month for Contracts with higher Face Amounts. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. After deduction of these amounts (other than the cost of insurance charges), hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to approximate net annual investment rates of return of -x.xx%, x.xx% and x.xx%, respectively. Cost of insurance rates vary by issue age (or attained age in the case of increases in Face Amount), sex, rating class and Contract Year and, therefore, cost of insurance charges are not reflected in the approximate net annual investment rate of return stated above. The tables reflect the fact that no charges for Federal, state or other income taxes are currently made against the Variable Account. If such a charge is made in the future, a higher gross rate of return than illustrated will be needed to produce the net after-tax returns shown in the tables.

     The tables illustrate the Account Values, Surrender Values, and Death Benefits that would result based upon the hypothetical investment rates of return if all Premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account, and if no Contract loans are taken. The tables also assume that you have not requested an increase or decrease in Face Amount and no partial withdrawals or transfers have been made.

     Values are shown for Contracts issued to standard class Insureds. Values for Contracts issued on a basis involving a higher mortality risk would result in lower Account Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable guaranteed cost of insurance rate structure than males.

     If the Surrender Value in an illustration is zero, the Death Benefit shown is the Guaranteed Death Benefit. If a Contract Loan is outstanding in this situation, the Contract may lapse in accordance with the Grace period provisions. The Contract also might lapse if you previously had partial withdrawals and your total Premium payments, minus the amounts withdrawn, were insufficient to keep the Guaranteed Death Benefit in effect.

     Upon request, Liberty Life will furnish a comparable illustration based on the proposed Insured's age, sex, underwriting classification, Planned Premium, and any available Agreements requested.

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
          MALE STANDARD: [$xxxx] ANNUAL PLANNED PREMIUM: ISSUE AGE [40]
                              $xxx,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1

                        VALUES-CURRENT COST OF INSURANCE

                                 0% Hypothetical                    6% Hypothetical                       12% Hypothetical
                             Gross Investment Return            Gross Investment Return                Gross Investment Return
                             -----------------------            -----------------------                -----------------------

   Contract       Account     Surrender      Death       Account     Surrender      Death       Account     Surrender      Death
     Year          Value        Value       Benefit       Value        Value       Benefit       Value        Value       Benefit
     ----          -----        -----       -------       -----        -----       -------       -----        -----       -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45


     ASSUMPTIONS:

     (1) ASSUMES THE PLANNED PREMIUM SHOWN IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR.

     (2)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (3)  VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (4) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (5) THE DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (6) WHERE THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT IS THE GUARANTEED DEATH BENEFIT. IF PAST PREMIUMS ARE INSUFFICIENT TO KEEP THE GUARANTEED DEATH BENEFIT IN EFFECT OR IF INDEBTEDNESS IS OUTSTANDING, A ZERO SURRENDER VALUE WOULD INDICATE CONTRACT LAPSE IN THE ABSENCE OF ADDITIONAL PREMIUM PAYMENT. IF YOU TAKE A PARTIAL WITHDRAWAL, THE AMOUNT OF THE WITHDRAWAL IS ADDED TO THE MINIMUM TOTAL PREMIUM PAYMENTS NECESSARY TO KEEP THE GUARANTEED DEATH BENEFIT IN EFFECT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, TIMING OF PREMIUM PAYMENTS AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
          MALE STANDARD: $xx,xxx ANNUAL PLANNED PREMIUM: ISSUE AGE [40]
                              $xxx,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1

                       VALUES-GUARANTEED COST OF INSURANCE

                                0% Hypothetical                    6% Hypothetical                       12% Hypothetical
                            Gross Investment Return            Gross Investment Return                Gross Investment Return
                            -----------------------            -----------------------                -----------------------

  Contract       Account     Surrender      Death       Account     Surrender      Death       Account     Surrender      Death
    Year          Value        Value       Benefit       Value        Value       Benefit       Value        Value       Benefit
    ----          -----        -----       -------       -----        -----       -------       -----        -----       -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45


     ASSUMPTIONS:

     (1)  ASSUMES THE PREMIUM SHOWN IS PAID AT THE BEGINNING OF EACH CONTRACT
          YEAR.

     (2)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (3)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (4) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (5) THE DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (6) WHERE THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT IS THE GUARANTEED DEATH BENEFIT. IF PAST PREMIUMS ARE INSUFFICIENT TO KEEP THE GUARANTEED DEATH BENEFIT IN EFFECT OR INDEBTEDNESS IS OUTSTANDING, A ZERO SURRENDER VALUE WOULD INDICATE CONTRACT LAPSE IN THE ABSENCE OF ADDITIONAL PREMIUM PAYMENT. IF YOU TAKE A PARTIAL WITHDRAWAL, THE AMOUNT OF THE WITHDRAWAL IS ADDED TO THE MINIMUM TOTAL PREMIUM PAYMENTS NECESSARY TO KEEP THE GUARANTEED DEATH BENEFIT IN EFFECT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, TIMING OF PREMIUM PAYMENTS, AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
         MALE STANDARD: $xxx,000. ANNUAL PLANNED PREMIUM: ISSUE AGE [60]
                             $x,000,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1

                        VALUES-CURRENT COST OF INSURANCE

                             0% Hypothetical                        6% Hypothetical                       12% Hypothetical
                         Gross Investment Return                Gross Investment Return                Gross Investment Return
                         -----------------------                -----------------------                -----------------------

Contract          Account     Surrender      Death       Account     Surrender      Death       Account     Surrender      Death
  Year             Value        Value       Benefit       Value        Value       Benefit       Value        Value       Benefit
  ----             -----        -----       -------       -----        -----       -------       -----        -----       -------

   1
   2
   3
   4
   5
   6
   7
   8
   9
  10
  11
  12
  13
  14
  15
  16
  17
  18
  19
  20
  25
  30
  35
  40
  45

     ASSUMPTIONS:

     (1)  ASSUMES THE PREMIUM SHOWN IS PAID AT THE BEGINNING OF EACH CONTRACT
          YEAR.

     (2)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (3)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (4) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (5) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (6) WHERE THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT IS THE GUARANTEED DEATH BENEFIT. IF PAST PREMIUMS ARE INSUFFICIENT TO KEEP THE GUARANTEED DEATH BENEFIT IN EFFECT OR INDEBTEDNESS IS OUTSTANDING, A ZERO SURRENDER VALUE WOULD INDICATE CONTRACT LAPSE IN THE ABSENCE OF ADDITIONAL PREMIUM PAYMENT. IF YOU TAKE A PARTIAL WITHDRAWAL, THE AMOUNT OF THE WITHDRAWAL IS ADDED TO THE MINIMUM TOTAL PREMIUM PAYMENTS NECESSARY TO KEEP THE GUARANTEED DEATH BENEFIT IN EFFECT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, TIMING OF PREMIUM PAYMENTS, AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    LIBERTY LIFE ASSUARANCE COMPANY OF BOSTON

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
         MALE STANDARD: $xxx,000 ANNUAL PLANNED PREMIUM: ISSUE AGE [60]
                             $x,000,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1

                       VALUES-GUARANTEED COST OF INSURANCE

                                 0% Hypothetical                    6% Hypothetical                       12% Hypothetical
                             Gross Investment Return            Gross Investment Return                Gross Investment Return
                             -----------------------            -----------------------                -----------------------

   Contract       Account     Surrender      Death       Account     Surrender      Death       Account     Surrender      Death
     Year          Value        Value       Benefit       Value        Value       Benefit       Value        Value       Benefit
     ----          -----        -----       -------       -----        -----       -------       -----        -----       -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45


     ASSUMPTIONS:

     (1)  ASSUMES THE PREMIUM SHOWN IS PAID AT THE BEGINNING OF EACH CONTRACT
          YEAR.

     (2)  ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (3)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (4) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (5) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (6) WHERE THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT IS THE GUARANTEED DEATH BENEFIT. IF PREMIUMS ARE INSUFFICIENT TO KEEP THE GUARANTEED DEATH BENEFIT IN EFFECT OR INDEBTEDNESS IS OUTSTANDING, A ZERO SURRENDER VALUE WOULD INDICATE CONTRACT LAPSE IN THE ABSENCE OF ADDITIONAL PREMIUM PAYMENT. IF YOU TAKE A PARTIAL WITHDRAWAL, THE AMOUNT OF THE WITHDRAWAL IS ADDED TO THE MINIMUM TOTAL PREMIUM PAYMENTS NECESSARY TO KEEP THE GUARANTEED DEATH BENEFIT IN EFFECT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, TIMING OF PREMIUM PAYMENTS, AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.